Exhibit 10.18(D)

FIRST AMENDMENT TO SEARCH AND ADVERTISING SERVICES AND SALES

AGREEMENT

This First Amendment to Search and Advertising Services and Sales Agreement (this “First Amendment”) is entered into as of July 14, 2010 (“First Amendment Effective Date”) by and between Yahoo! Inc., a Delaware corporation (“Yahoo!”) and Microsoft Corporation, a Washington corporation (“Microsoft”).

WHEREAS, Yahoo! and Microsoft are parties to that certain Search and Advertising Services and Sales Agreement, entered into as of December 4, 2009 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as more fully described herein to provide Microsoft with a limited number of additional permitted uses of Covered Data.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Definitions. Capitalized terms used but not defined herein have the same meanings given in the Agreement.

2. Use of Covered Data. The following shall be inserted immediately after the fourth sentence of Section 13.2.2 of the Agreement (Disclosure of Personal End User Information):

“In addition, and subject to the restrictions of this Section 13 (including, e.g., the prohibition on Microsoft’s use of Yahoo! Search Data in connection with display advertising services contained in Section 13.1.1), Microsoft may use Covered Data in connection with Paid Search Services, Contextual Advertising Services and Mobile Paid Search Services implemented in the United States and Canada for the limited purposes stated in Exhibit K (and then only in the manner described therein).”

3. Exhibit K. Exhibit K, attached hereto, is hereby added to the Agreement.

4. Miscellaneous. This First Amendment will be governed and construed, to the extent applicable, in accordance with the laws of the State of New York, without regard to its conflict of law principles. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. This First Amendment may be amended or modified only by a written agreement that (a) refers to this First Amendment; and (b) is executed by an authorized representative of each party. This First Amendment shall be binding on the parties hereto and their respective personal and legal representatives, successors, and permitted assigns. Except as expressly set forth herein, the Agreement remains in full force and effect and this First Amendment shall not be construed to alter, amend or change any of the other terms or conditions set forth in the Agreement. To the extent of any conflict between this First Amendment and any provisions of the Agreement, this First Amendment shall control with respect to the subject matter hereof.

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this First Amendment as of the First Amendment Effective Date.

YAHOO! INC.		MICROSOFT CORPORATION

By:	/s/ Mike Gupta	By:	/s/ Greg Nelson

Name:	Mike Gupta	Name:	Greg Nelson

Title:	SVP Finance	Title:	General Manager Search Alliance

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

EXHIBIT K

ADDITIONAL PERMITTED USES FOR COVERED DATA

A.	Pooled Use of Covered Data for [*]

Purpose: Provide Customers with quality traffic by [*] in connection with the Services across the Microsoft Network that are associated with Covered Data. The model described below will be used by Microsoft to [*].

Microsoft’s [*] process for Paid Search Services, Contextual Advertising Services and Mobile Paid Search Services works as follows:

-	[*].

-	[*].

-	[*].

-	[*].

-	[*].

B.	Pooled Use of Covered Data for [*] of Ads

Purpose: Use Covered Data across the Microsoft Network in connection with the Paid Search Services, Contextual Advertising Services and Mobile Paid Search Services for accurate measurement of [*] accordingly in order to [*] to members of the Microsoft Network. This information is used to [*] to provide best experience for Customer and members of the Microsoft Network.

Microsoft’s “[*]” process works as follows:

-	[*].

-	[*].

-	[*].

-	[*].

-	[*].

C.	Pooled Use of Covered Data for [*]

Purpose: To develop a [*] in connection with the Paid Search Services, Contextual Advertising Services and Mobile Paid Search Services across the Microsoft Network [*].

Microsoft’s [*] process works as follows:

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

—	[*].

—	[*].

—	[*].

—	[*].

4

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.